Supplement Dated October 17, 2005 to

Statement of Additional Information Dated July 31, 2005

Dean Family of Funds

Large Cap Value Fund

Small Cap Value Fund

Balanced Fund

International Fund

The sections labeled “Disclosure of Non-Material Information” and “Determination of Material Non-Public Information” on pages 25 and 26 of the Statement of Additional Information dated July 31, 2005, are replaced in their entirety with the following paragraphs.

Disclosure of Portfolio-Related Information

The Policies and Procedures permit Dean Fund officers to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Dean Fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Dean Fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Dean Fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by the Adviser, Sub-Adviser or a Dean Fund must be authorized by a Dean Fund officer, officer or portfolio manager of the Adviser or Sub-Adviser (an “Approved Dean Representative”).

An Approved Dean Representative must make a good faith determination that the portfolio-related information to be disclosed does not constitute material nonpublic information, which involves an assessment of the particular facts and circumstances. Dean believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Dean Fund. Nonexclusive examples of commentary and analysis about a Dean Fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the positions, (3) the attribution of fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the fund. An Approved Dean Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

The section labeled “Compensation” on pages 42 and 43 of the Statement of Additional Information dated July 31, 2005, is replaced in its entirety with the following paragraphs.

Compensation

Each of the Portfolio Managers employed by the Adviser receives an industry competitive base salary. In addition, each of the Adviser’s Portfolio Managers is eligible for bonus salary based on the overall operations of the Adviser, C.H. Dean, and the other subsidiaries of C.H. Dean. Finally, the Adviser’s Portfolio Managers participate in the C.H. Dean Profit Sharing Plan (retirement plan) in the same manner as all other employees.

Paul Butler’s compensation is generally represented equally by salary, bonus and benefits from the Sub-Adviser’s phantom equity incentive program. He receives an industry competitive base salary. He may also receive annual incentive cash bonus based on his performance as a fund manager, his contribution to the investment process, his contribution to business development and other relevant factors. Annual incentive cash bonus levels range from 0% of base to in excess of 200% of base for exceptional performers. In addition, Mr. Butler participates in a phantom equity incentive program, through which up to 12% of the value of the Sub-Adviser will be granted as incentives to the Sub-Adviser’s valued personnel, including Mr. Butler, over rolling four year vesting periods. In the first year, the program will grant 3% of the Sub-Adviser’s value to this group of personnel. The benefits under the phantom equity plan are related directly to the financial performance of the Sub-Adviser.